Forward Looking Statements In the presentations and in related comments by General Motors' management, we will use words like "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," or "impact" to identify forward-looking statements that represent our current judgments about possible future events. We believe these judgments are reasonable, but GM's actual results may differ materially due to a variety of important factors. Among other items, such factors include: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the Corporation's new products; significant changes in the competitive environment and the effect of competition in the Corporation's markets, including on the Corporation's pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations and inquiries by the SEC and other governmental agencies; changes in our accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, including the range of estimates for the Delphi pension benefit guarantees, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees and the successful completion of a collective bargaining agreement; negotiations and bankruptcy court actions with respect to Delphi's obligations to GM, negotiations with respect to GM's obligations under the pension benefit guarantees to Delphi employees, and GM's ability to recover any indemnity claims against Delphi; labor strikes or work stoppages at GM or its key suppliers such as Delphi or financial difficulties at GM's key suppliers such as Delphi; additional credit rating downgrades and the effects thereof; factors affecting GMAC's results of operations and financial condition such as credit ratings, interest rates, the housing market, adequate access to the capital, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate, and changes in its contractual servicing rights; shortages of and price increases for fuel; changes in economic conditions, commodity prices, such as steel and other raw materials, currency exchange rates or political stability in the markets in which we operate; the effects of transactions or alliances entered into by one or more of our competitors; currency exchange rates or political instability in the markets in which we operate; and general economic conditions, in particular stability of consumer confidence. The most recent annual reports on Form 10-K and quarterly reports on Form 10-Q filed by GM and GMAC provide information about these factors, which may be revised or supplemented in future reports to the SEC on those forms

TAC_NYAA-Title

Topics 2006 U.S. Industry/Economics 2006 GMNA Achievements 2007 U.S. Industry/Economics 2007 GMNA Next Steps

U.S. Industry/Economics -- 2006 Industry sales totaled 17.1 million units Modest decline from 2005 Headwinds from housing market Competitive pressures remain intense Positive mix shift in 2nd half of the year

GMNA Turnaround Plan -- 2006 Product Excellence Revitalize sales and marketing strategy Significantly reduce cost, improve quality Address health care/legacy cost burden

Revitalize Sales and Marketing Strategy 2006 Results Retail sales SAAR 2006 at 3.0 million, right at target U.S. market share in 2006 was 24.2% Down 1.7 ppts for the calendar year Incentives 2006 down $700 per unit year-on-year

Revitalize Sales and Marketing Strategy 2006 Results Daily rental sales 2006 down 75,000 year-on-year On track with turnaround plan to reduce daily rental Average vehicle transaction prices up 2% Residual values up in 5 of 8 segments Excellent Discipline to Strategy in 2006, Despite Headwinds

TAC_NYAA06 $9B Structural Cost Reduction* - - Approximately $6B in 2006 CY Accelerated Attrition Program U.S. Salaried Retiree Health Care U.S. Salaried Pension Plan * GMNA Average Annual Running Rate Target - Includes North American costs accounted for in Corp Sector. Includes impact of amortization of VEBA contributions

GMNA Turnaround Results

Adjusted Net Income

	2006	2006 F/(U) 2005
Q1	$(462)M	$1.05B
Q2	$(85)M	$1.05B
Q3	$(367)M	$1.34B
Thru Q3	$(914)M	$3.44B

U.S. Industry/Economics -- 2007 2007 industry sales expected to be 17.0 million units Key risks in 2007 remain largely unchanged Crude oil prices, monetary tightening, declining housing market activity Opportunities in 2007 Anticipated positive mix shift Average transaction prices expected to hold

GMNA Turnaround Plan -- 2007 Product Excellence Revitalize sales and marketing strategy Significantly reduce cost, improve quality Address health care/legacy cost burden

Revitalize Sales and Marketing Strategy Overview Focus and strengthen all divisional brands Go to market based on product excellence and industry-leading value Enhance focus on major markets Become a consistent world-class retail channel Improve customer service retention to drive vehicle repurchase loyalty

2007 Revenue & Aggregate Contribution Initiatives Working off 2006 baseline of 3 million retail sales 40% of retail product portfolio are launch vehicles Continued decrease in daily rental volume Residual value improvements of 2-3% Anticipating positive move on transaction prices

2007 Cost Initiatives Material cost performance to offset steel and raw material headwinds Execute announced plant closures Realize full year benefits of Pension/OPEB actions Realize full year benefits of accelerated attrition program 2007 UAW Negotiations

2007 Cost Initiatives Continue to capitalize on globalizing GM, especially product development More flexible manufacturing footprint Continue to improve competitiveness of labor agreements Continue to reduce the cost of health care

Structural Cost Decrease Realize full year benefits of Pension/OPEB and attrition program U.S. Industry Flat 17.0 M units in 2007 vs 17.1 M units in 2006 U.S. Inventory Flat Anticipate ending slightly above 1M units Revenue Increase Driven by new product launches Product Mix Favorable New full size pick-ups and crossover vehicles Net Pricing Favorable Strong product cadence and improved residuals Material Cost Flat Strong performance offset by steel and raw material prices GMNA - Key Metrics 2007 vs. 2006

Next Steps in Turnaround Continued execution of four point turnaround plan Revenue and aggregate contribution to be top priority Continued progress on reducing costs GMNA expects improved financial results in 2007

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Forward Looking Statements In the presentations and in related comments by General Motors' management, we will use words like "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," or "impact" to identify forward-looking statements that represent our current judgments about possible future events. We believe these judgments are reasonable, but GM's actual results may differ materially due to a variety of important factors. Among other items, such factors include: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of the Corporation's new products; significant changes in the competitive environment and the effect of competition in the Corporation's markets, including on the Corporation's pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; changes in the existing, or the adoption of new, laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations and inquiries by the SEC and other governmental agencies; changes in our accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, including the range of estimates for the Delphi pension benefit guarantees, which could result in an impact on earnings; changes in relations with unions and employees/retirees and the legal interpretations of the agreements with those unions with regard to employees/retirees and the successful completion of a collective bargaining agreement; negotiations and bankruptcy court actions with respect to Delphi's obligations to GM, negotiations with respect to GM's obligations under the pension benefit guarantees to Delphi employees, and GM's ability to recover any indemnity claims against Delphi; labor strikes or work stoppages at GM or its key suppliers such as Delphi or financial difficulties at GM's key suppliers such as Delphi; additional credit rating downgrades and the effects thereof; factors affecting GMAC's results of operations and financial condition such as credit ratings, interest rates, the housing market, adequate access to the capital, changes in the residual value of off-lease vehicles, changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate, and changes in its contractual servicing rights; shortages of and price increases for fuel; changes in economic conditions, commodity prices, such as steel and other raw materials, currency exchange rates or political stability in the markets in which we operate; the effects of transactions or alliances entered into by one or more of our competitors; currency exchange rates or political instability in the markets in which we operate; and general economic conditions, in particular stability of consumer confidence. The most recent annual reports on Form 10-K and quarterly reports on Form 10-Q filed by GM and GMAC provide information about these factors, which may be revised or supplemented in future reports to the SEC on those forms

FH-NYAA-Title

Agenda Overview of Financial Results Regional Outlook Emerging Market Growth Risk Mitigation A Look Ahead

Restructuring For The Long- Term Legacy costs Capacity utilization Leverage global footprint Material and Structural Great products Tightly focused brands Stable retail sales Improve residual values Efficient deployment of capital Non-core asset sales Address long-term risks (legacy) Address Cost Structure Improve Revenue/ Contribution Margin Strengthen Balance Sheet

Accomplishments to Date Addressing legacy costs Significant capacity actions Accelerated attrition program Strong product cadence Improved plant/workforce flexibility Significant headcount reductions Product portfolio overhaul Strong growth in China GMDAT as growth platform Chevrolet expansion in E. Europe Re-established presence in S. Africa Divested non-core equity holdings Closed GMAC transaction Amended revolving credit facility New $1.5B term loan GME Returned to Profitability GMNA Progress Emerging Market Growth Strengthened Liquidity

$ Millions 2005 2006 2006 Adj. Net Income Thru Q3 Thru Q3 O/(U) 2005 GM Automotive Financial Results * Includes $2.5B readily available VEBA Record automotive revenue of $128B thru Q3 (up 10% vs. 2005) Retained strong liquidity with cash of $20.4B* at end of Q3 2006 GMNA (4,357) (914) 3,443 GME (183) 196 379 GMLAAM 87 396 309 GMAP 441 331 (110) Total Automotive (4,012) 9 4,021 $ Billions Adj. Op. Cash Flow (7.1) (4.2) 2.9

2007 2006 H1 H2 2007 vs. 2006 Global Industry Projected 2007 Units Millions 2006 2007 O/(U) 2006 GMNA 20.2 20.2 - Memo: U.S. 17.1 17.0 (0.1) GME 21.7 21.6 (0.1) GMLAAM 6.1 6.2 0.1 GMAP 19.5 21.3 1.8 Total 67.5 69.3 1.8 U.S. GDP 3.3% 2.4% 3.0%

GME - Key Strategies Multi-brand strategy Chevrolet replaces Daewoo Opel/Vauxhall positioning Expand Saab Cadillac/HUMMER growth Re-commitment to Opel/Vauxhall product excitement Grow in the East Increase production in low cost countries Continue aggressive headcount reduction initiative

FH_NYAA08_ChevEuro Chevrolet Growth in Europe Volume up 116% since 2003 (share up 0.8 ppt) Enables multi-brand strategy Focus brand for higher growth Central & E. Europe markets Note: Includes Chevrolet models previously badged as Daewoo in 2003/2004

Industry Declining Western/Central largely offset by E. Europe growth Gains in E. Europe, improved residuals and fleet/retail mix Increasing Corsa volume as % of total Ongoing performance offsets steel/commodities pressure On track in Euro terms GME - Key Metrics 2007 vs. 2006 Total Revenue Increase Mix Unfavorable Material Performance Favorable Structural Cost Flat Industry Volume Essentially Flat

GMLAAM - Key Strategies Take advantage of continued growth in Middle East and South Africa GM global products Multi-brand strategy Leverage strength in Mercosul Complete GM Brazil revitalization plan Grow engineering capability Rebalance production to low cost countries Maintain leadership position in Andean markets

FH_NYAA10b_GMLAAMgrowth GMLAAM - Growth Trend

Higher Cost Sites GM Brazil (Sao Jose; Sao Caetano) +11 62% 42% Lower Cost Sites GM Brazil (Gravatai) +117 GM Venezuela +41 GM Colombia +35 GM Ecuador +34 GM Argentina +30 GM S. Africa +24 Other -1 +280 38% 58% Production Change (000's) % of LAAM Production 2000 - 2006 2000 2006 GMLAAM - Manufacturing Footprint

Continued but moderating growth Moderate GM share growth Impact of higher GMDAT imports partially offset by Mideast growth Active supply base negotiations Production shift to lower cost sites offsets volume-related increases GMLAAM - Key Metrics 2007 vs. 2006 Industry Volume Increase Total Revenue Increase Mix Unfavorable Material Performance Favorable Structural Cost Flat

GMAP - Key Strategies Leverage global product opportunities from China Multi-brand strategy: Buick, Cadillac, Chevrolet, Wuling Continue to fully leverage GM Daewoo product development capabilities Continue Holden Turnaround Reduce structural cost and manufacturing capacity; optimize sourcing footprint Growth in India Leverage GM Daewoo products, grow manufacturing base ASEAN Growth

FH_NYAA14_GMAP_Map GM Presence in Asia Pacific* - 2000 Note: Holden established presence not included

FH_NYAA15_GMAP_Map GM Presence in Asia Pacific* - 2006 Note: Holden established presence not included

GM Presence in Asia Pacific* 2000 2006 Vehicle Assembly Plants 5 14 Capacity (000's) 254 1,950 # of Brands Sold 11 9 Sales Volumes (000's) 313 1,105 Note: Holden established presence not included

Strong growth throughout region Continued China/GMDAT growth New launches in China, ASEAN & GMDAT Increased supplier localization and footprint optimization Headcount/capacity additions to support growth and globalization GMAP - Key Metrics 2007 vs. 2006 Industry Volume Increase Total Revenue Increase Mix Favorable Material Performance Favorable Structural Cost Increase

Focus on Emerging Markets Key emerging markets expected to collectively deliver >150% growth this decade GM focus in these markets has delivered leadership share position of about 11% in 2006 FH_NYAA18_EmergMarkets

Top Emerging Markets GM Industry Units in 000's 2000-2006 2000-2006 2006-2011 2000 2006 CAGR CAGR CAGR* * Based on GM projections for 2011 industry volume China 75 877 51% 23% 9% Russia 1 133 126% 11% 5% Brazil 319 410 4% 5% 3% India 7 35 31% 13% 8%

Key GM Strategies China Continued product and capacity investment to maintain sales leadership Multi-brand marketing approach Leverage strong partnership with SAIC Russia Expansion via new plant in St. Petersburg Brazil Leverage existing strength in region and flex-fuel vehicles India Minicar expansion via second plant South Korea Continue to integrate/leverage GMDAT assets for global growth

GMDAT Production Growth FH_NYAA21_GMDATgrowth

Risk Mitigation Initiatives Strong liquidity profile retained $20.4B liquidity at end of Q3 2006* $4.6B revolving credit facility $1.5B term loan established Actions to temper long-term balance sheet risk Health care and pension plan changes to reduce liabilities U.S. pension plans fully funded Delphi Framework Agreement GMAC transaction successfully closed GM received approximately $10B in transaction-related net proceeds prior to closing (total of $14B over three years), before $1.4B purchase of preferred interests in GMAC * Includes $2.5B readily available VEBA

FH_NYAA23_GMACbond GMAC Improved Bond Spreads As compared to Treasuries: GM based on 30-year benchmark; GMAC based on 10-year benchmark

GMAC Improved Credit Default Swap Spreads FH_NYAA24_GMACcredit 5-year CDS as compared to LIBOR

GMAC Improved Debt Ratings Senior Unsecured Long-term Debt Jan 2006 Change Dec 2006 S&P GMAC BB +1 Notch BB+ GM B -1 Notch B- Moody's GMAC Ba1 - Ba1 GM B1 -3 Notches Caa1 Fitch GMAC BB +1 Notch BB+ GM B+ -1 Notch B

Delphi Status Resolution continues to be top priority Plan Framework Support Agreement GM would receive over $2.6B in cash, as well as equity GM would assume up to $2B of Delphi net U.S. pension obligations, ultimately offset by cash payment to GM Alternatives Restructuring provides opportunity to address purchase price premium of about $2B annually Contingent exposure estimate remains $6B - $7.5B pre-tax

Capital Spending Increase Support continued strong product development Global Industry Increase Continued strong growth in emerging markets Total Revenue Increase Emerging market strength, key U.S. launches Material Performance Flat Ongoing performance offset by pressures in steel/non-ferrous metals Structural Cost Decrease Continue execution of GMNA/GME turnarounds Adjusted Earnings Improve Continued improvement in GMNA, GME; continued strength in GMLAAM, GMAP Cash Flow Improved business results, full year impact of accelerated attrition Improve but Negative Total Automotive - 2007 Outlook vs. 2006

Material Cost – Total Automotive

(Increase)/Decrease ($ Billions)	2005	2006	2007 Est.	Cum. Impact
Steel	~(0.6)	–	~(1.0)	~(1.6)
Non-Ferrous	~(0.1)	~(0.6)	~(0.5)	~(1.2)
Total Commodities	**~(0.7)**	**~(0.6)**	**~(1.5)**	**~(2.8)**

Other Factors:

- Increases for improvements and content additions on new programs
- Decreases beginning in 2007 due to addressing Delphi cost penalty
- Favorable impact of focused purchasing actions
  - Benchmarking, supplier footprint optimization, leveraging global platforms

FH_NYAA29_StructCost Structural Cost - Total Automotive In parallel with aggressive cost reduction actions in GMNA, costs incurred to strengthen position in emerging markets Note: Change in GMNA reflects vast majority of $9B structural cost reduction in North America; balance of savings is realized outside automotive operations in Corp. sector

FH_NYAA30_StructCostOutlook Global Automotive Structural Cost Leverage emerging markets for revenue growth Support growth via expansion in low cost countries Increased use of global architectures Continued focus on health care costs, uncompetitive labor practices Great progress in 2006 Reduced from 34% to 29 - 30% in one year

FH_NYAA31_CapitalSpend Capital Spending - Total Automotive

Is 2007 a Peak Year? Opportunities beyond 2007 U.S. market returns to trend Commodity cost inflation abates Approximately $2B Delphi cost penalty begins to be addressed Impact of 2007 labor negotiations Continued attrition and planned capacity reductions Great products/benefit of global architectures Actually increasing capital spending Strength in emerging markets Lower GMAC cost of funds Challenges beyond 2007 Tapering product cadence following strong 2006/2007 Competitive global pricing environment Continued pressure from industry over capacity

Summary - 2007 Priorities Continue to execute GMNA turnaround Profitable growth in emerging markets Leveraging our global scale and scope Advanced technology leadership Improved business results

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